Exhibit 10.3

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

This Amended and Restated Subscription Agreement (this “Agreement”), is made by and between SEVEN STARS CLOUD GROUP, INC., a Nevada corporation (the “Company”) and GT DOLLAR PTE. LTD., a Singaporean corporation (“Subscriber”) as of the date this Agreement is accepted by the Company, as set forth on the Company’s signature page hereto.

WHEREAS, the Subscriber and the Company entered into a Subscription Agreement on March 17, 2018 (the “Original Agreement”), whereby the Subscriber has agreed to purchase from the Company, for the purchase price of Twenty Five Million Sixty Six Thousand Eight Hundred Seventy Eight Dollars and Twenty Cents ($25,066,878.20), that number of shares of the Company’s common stock, at the price of One Dollar and Eighty-Two cents ($1.82) per share (“Common Stock”), in a private placement (the “Original Offering”); and

WHEREAS, following execution of the Original Agreement, the Subscriber intends to reduce its subscribed amount of the Original Offering to Ten Million Dollars Ninety-Two Cents ($10,000,000.92) at the price of One Dollar and Eighty-Two cents ($1.82) per share (the “Offering”), and the Company agrees to the aforesaid changes.

WHEREAS, the Subscriber understands that the Amended Offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” or non-U.S. persons.

NOW, THEREFORE, the Parties agree to amend and restate the Original Agreement in its entirety by entering into this Agreement. For and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Subscription for Securities.

(a) Subscription for Securities. Subject to the terms and conditions hereinafter set forth, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such amounts of Common Stock as is set forth on the signature page hereof (the “Shares”) at a price of $1.82 per Share, for an aggregate purchase price of Ten Million Dollars Ninety-Two Cents ($10,000,000.92) (the “Purchase Price”), and the Company agrees to sell such Shares to Subscriber for the Purchase Price, subject to the Company’s right, in its sole discretion, to reject this subscription, in whole or in part, at any time prior to the Closing (as defined below). Subscriber acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Agreement. Subscriber further acknowledges that absent receipt of the necessary stockholder approval and certain other conditions, the Company is prevented from issuing to the Subscriber an amount of shares of the Company’s common stock in excess of 19.9% of the Company’s aggregate shares of common stock outstanding immediately prior to the Closing.

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2. Terms of Subscription.

(a) Payment. Subscriber shall make payment for the Shares by wire transfer of immediately available funds to an account designated by the Company in the amount of Ten Million Dollars Ninety-Two Cents ($10,000,000.92) on or prior to June _21__, 2018.

(b) Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing (as defined below). Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to such person would constitute a violation of the securities, “blue sky” or other similar laws.

(c) Closing. The Offering may be consummated at such place (or by electronic transmission) as may be mutually agreed upon by the parties at a closing (the “Closing”) to occur on a date as may be determined by the Company, at a time as may be determined by the Company. Subsequent closings may occur at the discretion of the Company.

(d) Closing Deliverables. At the Closing: (i) Subscriber shall deliver the Purchase Price; and (ii) the Company shall deliver a share certificate representing the Shares to Subscriber that bears an appropriate legend referring to the fact that the Shares are subject to transfer restrictions as set forth in the Securities Act.

(e) Lockup Period. In exchange for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber agrees that, during the period beginning on the date this Agreement (and any subsequent Agreement designating the issuance of additional Company shares to Subscriber) is fully executed and ending on the nine month anniversary thereof, Subscriber will not (and will cause any spouse, domestic partner, lineal descendant, parent, stepparent, sibling, stepsibling, uncle, aunt, niece, nephew, first cousin, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not to), without the prior written consent of the Company, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any purchased Shares whether now owned or hereafter acquired by Subscriber (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement, (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities or (iv) publicly announce the intention to do any of the foregoing.

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3. Representations and Warranties of Subscriber.

Subscriber represents and warrants to the Company that:

(a) Reliance on Exemptions. Subscriber understands that the Shares are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and upon exemptions from registration under State securities laws, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and State securities laws. Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Shares.

(b) Investment Purpose. The undersigned is either (i) an “accredited investor” if a U.S. investor, or (ii) not a U.S. person as defined under Rule 902 of Regulation S, and the Shares are being purchased for Subscriber’s own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Subscriber agrees that it will not sell or otherwise transfer the Shares unless they are registered under the Securities Act or unless an exemption from such registration is available under the Securities Act and permitted by the certificate of incorporation of the Company. Subscriber has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Shares which Subscriber hereby subscribes to purchase, or any interest therein, and Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Shares except upon compliance with the foregoing restrictions.

(c) Accredited Investor. Subscriber, is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as amended to date, a summary of which is attached hereto as Exhibit B, and Subscriber is able to bear the economic risk of any investment in the Shares and in the Company. Subscriber shall complete and deliver to the Company prior to Closing an executed copy of the Accredited Investor Questionnaire attached hereto as Exhibit A.

(d) Risk of Investment. Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) transferability of the Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed.

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(e) Use of Proceeds. Subscriber understands that the net proceeds of the Offering will be used for the Company’s operations, mainly the expansion of digital asset business, particularly in the area of entertainment, intellectual property, arts, and medical asset.

(f) Prior Investment Experience. Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that Subscriber is capable of evaluating the merits and risks of the investment in the Shares. Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(g) Information and Non-Reliance.

(i) Subscriber acknowledges that Subscriber has carefully reviewed this Agreement, which Subscriber acknowledges has been provided to Subscriber. Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as Subscriber reasonably desires in order to evaluate the investment. Subscriber understands the Agreement, and Subscriber has had the opportunity to discuss any questions regarding the Agreement with Subscriber’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which Subscriber has relied is that set forth in the Agreement and the results of independent investigation by Subscriber. Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Agreement. Subscriber does not desire to receive any further information.

(ii) The Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares, it being understood that information and explanations related to the terms and conditions of the Shares and the Agreement shall not be considered investment advice or a recommendation to purchase the Shares.

(iii) The Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (ii) made any representation to the Subscriber regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Shares is suitable and appropriate for the Subscriber.

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(h) Tax Consequences. Subscriber acknowledges that the Offering may involve tax consequences and that the contents of this Agreement do not contain tax advice or information. Subscriber acknowledges that Subscriber must retain Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Shares. Subscriber intends to acquire the Shares without regard to tax consequences.

(i) Transfer or Resale. The Subscriber is acquiring the Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. Subscriber understands that the Shares have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, arc subject to substantial restrictions on transfer. Subscriber acknowledges that Subscriber may be precluded from selling or otherwise disposing of the Shares for an indefinite period of time. Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.

(j) No General Solicitation. Subscriber was not induced to invest in the Company or in the Shares by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising; and (iii) any solicitation within the United States.

(k) Due Authorization; Enforcement. Subscriber has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Shares, to execute, deliver and perform Subscriber’s obligations under this Agreement and when executed and delivered by Subscriber, this Agreement will constitute legal, valid and binding agreements of Subscriber enforceable against Subscriber in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(l) Address. The residence address of Subscriber furnished by Subscriber on the signature page hereto is Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(m) Compliance with Laws. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the Subscriber purchases or sells Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Subscriber is subject or in which the Subscriber makes such purchases or sales, and the Company shall have no responsibility therefore.

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(n) Accuracy of Representations and Warranties. The information set forth herein concerning Subscriber is true and correct. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary at or before the Closing, each of the Subscriber’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

(o) Entity Representation. If Subscriber is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

4. Representations and Warranties of the Company.

The Company represents and warrants to Subscriber that:

(a) Organization. The Company is organized and validly existing in good standing under the laws of the State of Nevada.

(b) Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and when executed and delivered by the Company, this Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

(c) Noncontravention. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

5. Conditions to Obligations of the Subscriber and the Company.

The obligations of the Subscriber to purchase and pay for the Shares specified on the signature page hereof and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

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6. Legends.

The certificates representing the Securities sold pursuant to this Agreement will be imprinted with legends in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF TI-1E SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

and other legend language that may be determined by the Company and its counsel from time to time.

7. Miscellaneous.

(a) Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	SEVEN STARS CLOUD GROUP, INC.
No. 4 Drive-in Movie Theater Park, No. 21 Liangmaqiao
Road Chaoyang, District, Beijing, P.R.C. 100125
Attn: Legal Department

with a copy to:	Cooley LLP
1114 Avenue of the Americas
New York, NY 10036-7798
Attention: William N. Haddad
If to Subscriber,
GT Dollar Ptd. Ltd.
10 Kallang Avenue,
Aperia Tower 2 #13-18, Postal Code 339510
Attn: Legal Department

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(b) Entire Agreement: Amendment. This Agreement, which includes the exhibits referred to herein, supersedes all other prior oral or written agreements between Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Subscriber.

(c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(f) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof he enforced by, any other person.

(g) Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Agreement which would cause any representation, warranty or covenant of the Subscriber contained in this Agreement to be false or incorrect.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to early out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) Legal Representation. Subscriber acknowledges that: (i) Subscriber has read this Agreement and the exhibits referred to herein; (ii) Subscriber understands that the Company has been represented in the preparation, negotiation and execution of the Agreement; and (iii) Subscriber understands the terms and conditions of this Agreement and is fully aware of their legal and binding effect

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(j) Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(k) Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

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SUBSCRIBER:

/s/ Chan Cheh Shin

GT DOLLAR PTE. LTD

Name: Chan Cheh Shin

Title: Vice President

Date: June __21__, 2018

Number of Shares subscribed for:

5,494,506 shares of Common Stock at $1.82

per share

Total Purchase Price for the Securities:
$10,000,000.92

Registered & Mailing Address:

GT Dollar Pte Ltd
10 Kallang Avenue,
Aperia Tower 2 #13-18, Postal Code 339510
Singapore

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COMPANY SIGNATURE PAGE TO AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

–PLEASE DO NOT WRITE BELOW THIS LINE–

COMPANY USE ONLY

Accepted and Agreed:

SEVEN STARS CLOUD GROUP, INC.

By:	/s/ Bruno Wu
Name:	Bruno Wu
Title:	CEO and Chairman

As of: June 21, 2018

EXHIBIT A

Confidential Accredited Investor Questionnaire

To: SEVEN STARS CLOUD GROUP, INC.

SEVEN STARS CLOUD GROUP, INC., a Nevada corporation (the “Company”), is offering in a private placement (“Offering”) pursuant to an accompanying subscription agreement, including, without limitation, all exhibits and annexes made a part thereto (collectively, the “Subscription Agreement”) shares of its Common Stock, at price of $1.82 per share (the “Shares”). The undersigned Subscriber is purchasing Shares pursuant to the Offering and acknowledges that all capitalized terms not otherwise defined herein have the meanings set forth in the Subscription Agreement.

I. The Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A__X___

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Subscriber’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B____	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.
Category C____	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.
Category D____

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self-directed plan with investment decisions made solely by persons that are accredited investors.

_______________________________

_______________________________

(describe entity)

Category E____

The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

_______________________________

_______________________________

(describe entity)

Category F_X___

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific propose of acquiring the Shares and with total assets in excess of $5,000,000.

_______________________________

_______________________________

(describe entity)

Category G____	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.
Category H____

The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

_______________________________

_______________________________

(describe entity)

Category I____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including airy amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt wider Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of the Subscription Agreement or this Questionnaire in the event that the representations and warranties in the Subscription Agreement or in this Questionnaire shall cease to be true, accurate and complete.

II.       Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

☐	in connection with the purchase or sale of any security;

☐	involving the making of any false filing with the SEC; or

☐	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐	Yes. If yes, please explain:

☐	No.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

☐	in connection with the purchase or sale of any security;

☐	involving the making of any false filing with the SEC; or

☐	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐	Yes. If yes, please explain:

☐	No.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

☐	bars you from:

☐	associating with an entity regulated by any of the aforementioned regulators;

☐	engaging in the business of securities, insurance or banking; or

☐	engaging in savings association or credit union activities; or

☐	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐	Yes. If yes, please explain:

☐	No.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.

Are you subject to any order of the Securities and Exchange Commission (“SEC”) that currently:

☐	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
☐	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
☐	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐	Yes. If yes, please explain:

☐	No.

[1]	A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

☐	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

☐	Section 17(a)(1) of the Securities Act of 1933,

☐	Section 10(b) of the Exchange Act and Rule 10b-5, and

☐	Section 15(c)(1) of the Securities Exchange Act); or

☐	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐	Yes. If yes, please explain:

☐	No.

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐	Yes. If yes, please explain:

☐	No.

7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐	Yes. If yes, please explain:

☐	No.

8.	USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐	Yes. If yes, please explain:

☐	No.

III. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

IV. In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(a)(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

V. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written continuation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he or it consents to such public disclosure.

VII. INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature

Chan Cheh Shin
Name Typed or Printed

GT DOLLAR PTD. LTD.
Entity Name

10 Kallang Avenue, Aperia Tower 2,
Postal Code 339510 SINGAPORE
City, State and Zip Code

EXHIBIT B

DEFINITION OF ACCREDITED INVESTOR

“Accredited investor” means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

1.	Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3.	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

4.	Any director, executive officer, or general partner of the issuer of the Company, or any director or executive officer of the Company;

5.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000, provided that for purposes of this item 5, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the value of a person’s primary home) over total liabilities (excluding any mortgage on the primary home in an amount of up to the home’s fair market value, but including any mortgage amount in excess of the home’s fair market value);

6.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, provided that for purposes of this item 6, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) amounts contributed to an IRA or Keogh retirement plan; (e) alimony paid; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended;

7.	Any trust, with total assets in excess of $5,000,000, not fanned for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8.	Any entity in which all of the equity owners are accredited investors.